UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 16, 2019

TEL-INSTRUMENT ELECTRONICS CORP.

(Exact name of registrant as specified in its charter)

New Jersey	001-31990	22-1441806
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

One Branca Road

East Rutherford, New Jersey 07073

(Address of principal executive offices)

(201) 933-1600

(Telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07	Submission of Matters to a Vote of Security Holders

On January 16, 2019, Tel-Instrument Electronics Corp. (the “Company”) held an annual meeting of stockholders (the “Annual Meeting”).

As of the close of business on December 14, 2018, the record date for the Annual Meeting (the “Record Date”), 3,255,887 shares of the Company’s common stock were outstanding and entitled to vote. In addition, as of the Record Date, there were 500,000 shares of Series A Convertible Preferred Stock outstanding, with voting rights equivalent to 1,000,000 shares of common stock, and 166,667 shares of Series B Convertible Preferred Stock outstanding, with voting rights equal to 352,112 shares of common stock. At the Annual Meeting, a total of 4,359,959 votes, comprised of shares of the Company’s Common Stock and Series A Convertible Preferred Stock and B Convertible Preferred Stock, calculated together as a single class and on an as-converted basis, equivalent to approximately 95.2% of the outstanding votes, were represented in person or by proxy at the Annual Meeting, constituting a quorum.  The matters that were voted upon at the Annual Meeting, and the number of votes cast for or against/withheld, as well as the number of abstentions and broker non-votes, as to such matters, where applicable, are set forth below.

1.  The five nominees for director were elected to serve a one-year term as follows:

Director	Votes For	Votes Against	Broker Non-Votes	Percentage Voted For
Steven A Fletcher	3,143,877	5,058	1,211,024	72.1%
George J. Leon	3,143,877	5,058	1,211,024	72.1%
Jeffrey C. O’Hara	3,143,877	5,058	1,211,024	72.1%
Robert A. Rice	3,143,884	5,051	1,211,024	72.1%
Robert H. Walker	3,143,845	5,090	1,211,024	72.1%

2.  The proposal to ratify the appointment of BDO USA, LLP as the Company’s independent registered public accounting firm for the fiscal year ending March 31, 2019 was approved as follows:

Auditor	Votes For	Votes Against	Broker Non-Votes	Votes Abstained	Percentage Voted For
BDO USA, LLP	4,358,559	1,115	0	285	99.9%

3.  The proposal to cast a non-binding advisory vote to approve the compensation of the Company’s named executive officers was approved as follows:

Votes For	Votes Against	Broker Non-Votes	Votes Abstained	Percentage Voted For
3,133,954	11,810	1,211,024	3,171	71.9%

4. The proposal to cast a non-binding advisory vote regarding the frequency of advisory votes on executive compensation was approved for one year as follows:

One Year	Two Years	Three Years	Broker Non-Votes	Votes Abstained	Percentage Voted For “One Year”
3,132,207	2,652	3,301	12,211,024	10,775	71.9%

The Company has decided to hold future advisory votes on the compensation of our named executive officers every year until the occurrence of the next shareholder advisory vote on this matter.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

TEL-INSTRUMENT ELECTRONICS CORP.

Date: January 18, 2019	By:	/s/ Joseph P. Macaluso
Name: Joseph P. Macaluso
Title: Principal Accounting Officer